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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- APRIL 3, 2009

RIVERSOURCE LARGE CAP EQUITY FUND (PROSPECTUS DATED SEPT. 29, 2008)  S-6244-99 J

At a Special Meeting of Shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of RiverSource Large Cap Equity Fund on April 3, 2009 will vote on the merger of RiverSource Large Cap Equity Fund into RiverSource Disciplined Equity Fund, a fund that seeks to provide shareholders with long-term capital growth.

For more information about RiverSource Disciplined Equity Fund, please call 1-888-791-3380 for a prospectus.

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S-6244-3 A (4/09)